Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Derivatives
The Corporation generally limits the use of derivatives to those that qualify as accounting, economic or cash flow hedges, or those that are approved for regulatory recovery.

Derivatives are recorded at fair value, with certain exceptions, including those derivatives that qualify for the normal purchase and normal sale exception. Fair values reflect estimates based on current market information about the derivatives as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation's future consolidated earnings or cash flow.

Energy Contracts Subject to Regulatory Deferral
UNS Energy holds electricity power purchase contracts, customer supply contracts and gas swap contracts to reduce its exposure to energy price risk. Fair values are measured primarily under the market approach using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses.
Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price. Fair values are measured using forward pricing provided by independent third-party information.

FortisBC Energy holds gas supply contracts to fix the effective purchase price of natural gas. Fair values reflect the present value of future cash flows based on published market prices and forward natural gas curves.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. As at December 31, 2023, unrealized losses of $197 million (2022 - $84 million) were recognized as regulatory assets and unrealized gains of $37 million (2022 - $224 million) were recognized as regulatory liabilities.

Energy Contracts Not Subject to Regulatory Deferral
UNS Energy holds wholesale trading contracts to fix power prices and realize potential margin, of which 10% of any realized gains is shared with customers through rate stabilization accounts. Fair values are measured using a market approach incorporating, where possible, independent third-party information.

Aitken Creek, which was sold on November 1, 2023 (Note 21), held gas swap contracts to manage exposure to changes in natural gas prices, capture natural gas price spreads, and manage the financial risk posed by physical transactions. Fair values were measured using forward pricing from published market sources.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are recognized in revenue. In 2023, unrealized losses of $28 million (2022 - gains of $34 million) were recognized in revenue.

Total Return Swaps
The Corporation holds total return swaps to manage the cash flow risk associated with forecast future cash settlements of certain stock-based compensation obligations. The swaps have a combined notional amount of $118 million and terms of one to three years expiring at varying dates through January 2026. Fair value is measured using an income valuation approach based on forward pricing curves. Unrealized gains and losses associated with changes in fair value are recognized in other income, net. In 2023, unrealized losses of less than $1 million (2022 - $22 million) were recognized in other income, net.

Foreign Exchange Contracts
The Corporation holds U.S. dollar-denominated foreign exchange contracts to help mitigate exposure to foreign exchange rate volatility. The contracts expire at varying dates through September 2025 and have a combined notional amount of $467 million. Fair value was measured using independent third-party information. Unrealized gains and losses associated with changes in fair value are recognized in other income, net. In 2023, unrealized gains of $10 million (2022 - losses of $9 million) were recognized in other income, net.

Interest Rate Locks
During 2023, the Corporation entered into and settled an interest rate lock with a notional value of $100 million. The contract was used to manage interest rate risk associated with the issuance of $500 million unsecured senior notes in November 2023. A realized gain of $8 million was recognized in other comprehensive income, which will be reclassified to earnings as a component of interest expense over 10 years.

ITC also entered into and settled interest rate locks in 2023 with a combined notional value of US$500 million. The contracts were used to manage interest rate risk associated with the issuance of US$500 million unsecured senior notes in June 2023. Realized gains of US$4 million were recognized in other comprehensive income, which will be reclassified to earnings as a component of interest expense over 10 years.

Cross-Currency Interest Rate Swaps
The Corporation holds cross-currency interest rate swaps, maturing in 2029, to effectively convert its $500 million, 4.43% unsecured senior notes to US$391 million, 4.34% debt. The Corporation has designated this notional U.S. debt as an effective hedge of its foreign net investments and unrealized gains and losses associated with exchange rate fluctuations on the notional U.S. debt are recognized in other comprehensive income, consistent with the translation adjustment related to the foreign net investments. Other changes in the fair value of the swaps are also recognized in other comprehensive income but are excluded from the assessment of hedge effectiveness. Fair value is measured using a discounted cash flow method based on secured overnight financing rates. In 2023, unrealized gains of $15 million (2022 - unrealized losses of $17 million) were recorded in other comprehensive income.

Other Investments
UNS Energy holds investments in money market accounts, and ITC and Central Hudson hold investments in trust associated with supplemental retirement benefit plans for select employees, which include mutual funds and money market accounts. These investments are recorded at fair value based on quoted market prices in active markets. Gains and losses are recognized in other income, net. In 2023, unrealized gains of $8 million (2022 - unrealized losses of $11 million) were recognized in other income, net.
Recurring Fair Value Measures
The following table presents derivative assets and liabilities that are accounted for at fair value on a recurring basis.

($ millions)	Level 1 (1)	Level 2 (1)	Level 3 (1)	Total
As at December 31, 2023
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	49	—	49
Energy contracts not subject to regulatory deferral (2)	—	6	—	6
Foreign exchange contracts (2)	—	5	—	5
Other investments (4)	145	—	—	145
	145	60	—	205

Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(209)	—	(209)
Energy contracts not subject to regulatory deferral (5)	—	(3)	—	(3)
Total return and cross-currency interest rate swaps (5)	—	(6)	—	(6)
	—	(218)	—	(218)

As at December 31, 2022
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	304	—	304
Energy contracts not subject to regulatory deferral (2)	—	49	—	49
Other investments (4)	150	—	—	150
	150	353	—	503

Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(164)	—	(164)
Energy contracts not subject to regulatory deferral (5)	—	(8)	—	(8)
Foreign exchange contracts, total return and cross-currency interest rate swaps (5)	—	(26)	—	(26)
	—	(198)	—	(198)
(1)Under the hierarchy, fair value is determined using: (i) Level 1 - unadjusted quoted prices in active markets; (ii) Level 2 - other pricing inputs directly or indirectly observable in the marketplace; and (iii) Level 3 - unobservable inputs, used when observable inputs are not available. Classifications reflect the lowest level of input that is significant to the fair value measurement.
(2)Included in accounts receivable and other current assets or other assets
(3)Unrealized gains and losses arising from changes in fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators, with the exception of long-term wholesale trading contracts and certain gas swap contracts.
(4)Included in cash and cash equivalents and other assets
(5)Included in accounts payable and other current liabilities or other liabilities

Energy Contracts
The Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions, which apply only to its energy contracts. The following table presents the potential offset of counterparty netting.

($ millions)	Gross Amount Recognized In Balance Sheet	Counterparty Netting of Energy Contracts	Cash Collateral Posted/(Received)	Net Amount
As at December 31, 2023
Derivative assets	55	(24)	28	59
Derivative liabilities	(212)	24	(1)	(189)

As at December 31, 2022
Derivative assets	353	(54)	(7)	292
Derivative liabilities	(172)	54	—	(118)
Volume of Derivative Activity
As at December 31, 2023, the Corporation had various energy contracts that will settle on various dates through 2029. The volumes related to electricity and natural gas derivatives are outlined below.

	2023	2022
Energy contracts subject to regulatory deferral (1)
Electricity swap contracts (GWh)	628	586
Electricity power purchase contracts (GWh)	588	224
Gas swap contracts (PJ)	228	185
Gas supply contracts (PJ)	134	148
Energy contracts not subject to regulatory deferral (1)
Wholesale trading contracts (GWh)	1,310	1,886
Gas swap contracts (PJ)	3	34
(1)GWh means gigawatt hours and PJ means petajoules

Credit Risk
For cash equivalents, accounts receivable and other current assets, and long-term other receivables, credit risk is generally limited to the carrying value on the consolidated balance sheets. The Corporation's subsidiaries generally have a large and diversified customer base, which minimizes the concentration of credit risk. Policies in place to minimize credit risk include requiring customer deposits, prepayments and/or credit checks for certain customers, performing disconnections and/or using third-party collection agencies for overdue accounts.

ITC has a concentration of credit risk as approximately 70% of its revenue is derived from three customers. The customers have investment-grade credit ratings and credit risk is further managed by MISO by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.

FortisAlberta has a concentration of credit risk as distribution service billings are to a relatively small group of retailers. Credit risk is managed by obtaining from the retailers either a cash deposit, letter of credit, an investment-grade credit rating, or a financial guarantee from an entity with an investment-grade credit rating.

Central Hudson has seen an increase in accounts receivable due to the suspension of collection efforts in response to the COVID-19 pandemic, as well as higher commodity prices. Central Hudson continues to proactively contact customers regarding past-due balances to advise them of financial assistance available through state programs, and collection efforts continue to expand. Under its regulatory framework, Central Hudson can defer uncollectible write-offs that exceed 10 basis points above the amounts collected in customer rates for future recovery.

UNS Energy, Central Hudson, FortisBC Energy, and the Corporation may be exposed to credit risk in the event of non‑performance by counterparties to derivatives. Credit risk is managed by net settling payments, when possible, and dealing only with counterparties that have investment-grade credit ratings. At UNS Energy, Central Hudson and FortisBC Energy, certain contractual arrangements require counterparties to post collateral.

The value of derivatives in net liability positions under contracts with credit risk-related contingent features that, if triggered, could require the posting of a like amount of collateral was $117 million as at December 31, 2023 (2022 - $178 million).

Hedge of Foreign Net Investments
The reporting currency of ITC, UNS Energy, Central Hudson, Caribbean Utilities, FortisTCI, Fortis Belize Limited and Belize Electricity is, or is pegged to, the U.S. dollar. The earnings and cash flow from, and net investments in, these entities are exposed to fluctuations in the U.S. dollar-to-Canadian dollar exchange rate. The Corporation has limited this exposure through hedging.

As at December 31, 2023, US$2.6 billion (2022 - US$2.9 billion) of corporately issued U.S. dollar-denominated long-term debt has been designated as an effective hedge of net investments, leaving approximately US$11.5 billion (2022 - US$10.6 billion) unhedged. Exchange rate fluctuations associated with the hedged net investment in foreign subsidiaries and the debt serving as the hedge are recognized in accumulated other comprehensive income.

Financial Instruments Not Carried at Fair Value
Excluding long-term debt, the consolidated carrying value of the Corporation's remaining financial instruments approximates fair value, reflecting their short-term maturity, normal trade credit terms and/or nature.
As at December 31, 2023, the carrying value of long-term debt, including the current portion, was $29.7 billion (2022 - $28.6 billion) compared to an estimated fair value of $27.9 billion (2022 - $25.8 billion).